UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 5, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32249	14-1855759
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

198 Inverness Drive West, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 1.01 Entry into a Material Definitive Agreement
     (a) This Amendment No. 2 to the Current Report on Form 8-K of Dex Media, Inc. (the “Company”) is being filed to amend and update the Current Report on Form 8-K/A filed on December 12, 2005 (the “Prior Form 8-K/A”). On December 5, 2005, the Company announced that Linda A. Martin will assume the position of Executive Vice President and Chief Operating Officer, effective January 1, 2006, as reported on the Current Report on Form 8-K filed on December 6, 2005 and the Prior Form 8-K/A. The Prior Form 8-K/A also reported that the terms of any amendment to Ms. Martin’s employment agreement would be reported on an amendment to such Current Report.
     On December 19, 2005, the Company entered into a Letter Agreement with Ms. Martin (the “Martin COO Letter Agreement”) which amends her employment agreement, as amended, to provide, effective January 1, 2006, that (i) she will serve in the position of Executive Vice President and Chief Operating Officer of the Company, provided that upon the consummation of the transactions (the “Effective Time”) contemplated by that certain Agreement and Plan of Merger, dated October 3, 2005, by and among the Company, R.H. Donnelly and Forward Acquisition Corp., she will return to the position of Senior Vice President, Sales and no longer hold the position of Executive Vice President and Chief Operating Officer, (ii) her annual base salary shall be increased from $231,750 to $300,000 for as long as she holds the position of Executive Vice President and Chief Operating Officer, (iii) her target annual bonus shall be increased from 50% to 75% of her annual base salary for as long as she holds the position of Executive Vice President and Chief Operating Officer, (iv) the diminution of her position from Executive Vice President and Chief Operating Officer to Senior Vice President, Sales at the Effective Time and the related diminution of her annual base salary and target annual bonus to such amounts as were applicable when she previously held the position of Senior Vice President, Sales shall not constitute “Good Reason” under her employment agreement, as amended, and (v) any calculations of severance payments or merit increases will be based upon an annual base salary of $231,750 and a target annual bonus of 50% of annual base salary. A copy of the Martin COO Letter Agreement is attached hereto as Exhibit 10.1 and incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
10.1	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Linda A. Martin.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

Date: December 21, 2005
	By:	/s/ FRANK M. EICHLER

	Name:	Frank M. Eichler
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dated December 19, 2005, by and between Dex Media, Inc. and Linda A. Martin.